UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – January 26, 2022

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(ZIP Code)
Registrant’s telephone number, including area code: (216) 881-8600
N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	SIF	NYSE American

Item 5.07	Submission of Matters to a Vote of Security Holders.
On January 26, 2022, SIFCO Industries, Inc. (the "Company") held its Annual Meeting of Shareholders. The following matters set forth in our definitive proxy statement on Schedule 14A dated December 10, 2021 and filed with the Securities and Exchange Commission were voted on at our Annual Meeting of Shareholders and the results of such voting are indicated below.

1.The seven nominees listed below were elected as directors of the Company, each to serve on the Board of Directors until the Company’s Annual Meeting in 2023, with the respective votes set forth opposite their names:

Directors	For	Withhold	Broker Non-Votes
Jeffrey P. Gotschall	3,384,754	941,052	699,904
Peter W. Knapper	3,929,287	396,519	699,904
Donald C. Molten Jr.	3,784,523	541,283	699,904
Alayne L. Reitman	3,811,692	514,114	699,904
Mark J. Silk	3,831,770	494,036	699,904
Hudson D. Smith	3,927,778	398,028	699,904
Norman E. Wells, Jr.	3,811,637	514,169	699,904

2.Ratify the designation of Grant Thornton LLP as the independent registered public accounting firm for the year ending September 30, 2022. Voting results are as follows:

For	4,957,220
Against	40,678
Abstain	27,812

Item 8.01	Other Events.
On January 26, 2022, at the Annual Meeting of Shareholders, the Company provided an update regarding the status of the loan the Company received under the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (such loan, the “PPP Loan”). As previously reported, the Company received an unsecured $5.0 million loan under this program, of which $0.3 million was repaid in fiscal 2020, and the Company had applied for forgiveness of all of its PPP Loan. The Company received notice that the PPP Loan and accrued interest thereon (including the amounts repaid) have been fully forgiven by the Small Business Administration effective January 25, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: January 26, 2022
/s/ Thomas R. Kubera
Thomas R. Kubera
Chief Financial Officer
(Principal Financial Officer)